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                                                                  EXHIBIT 10.26

                                 THIRD AMENDMENT
                                AND SECOND WAIVER
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

               THIS THIRD AMENDMENT AND SECOND WAIVER TO RECEIVABLES PURCHASE AGREEMENT ("Amendment"), dated as of June 16, 2000, is among CGSF Funding Corporation, a Delaware corporation ("Seller"), McKesson HBOC, Inc., a Delaware corporation (the "Servicer"; the Servicer together with the Seller, the "Seller Parties" and each a "Seller Party"), the funding entities parties hereto (the "Financial Institutions"), Preferred Receivables Funding Corporation ("PREFCO"), Falcon Asset Securitization Corporation ("Falcon"), Blue Ridge Asset Funding Corporation ("Blue Ridge") and Liberty Street Funding Corp. ("Liberty Street"), (PREFCO, Falcon, Blue Ridge and Liberty Street being referred to collectively as the "Conduits", and together with the Financial Institutions, the "Purchasers"), Bank One, NA (formerly known as The First National Bank of Chicago, "Bank One"), Wachovia Bank, N.A. and The Bank of Nova Scotia (collectively, the "Managing Agents") and Bank One, as the collateral agent (the "Collateral Agent"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the "Receivables Purchase Agreement" (as hereinafter defined).

               WHEREAS, the Seller, the Servicer, the Financial Institutions, the Conduits, the Managing Agents and the Collateral Agent are parties to the Receivables Purchase Agreement dated as of June 25, 1999, as amended by the First Amendment thereto dated as of September 29, 1999 and the Second Amended thereto dated as of December 6, 1999 (the "Receivables Purchase Agreement");

               WHEREAS, the Seller and the Servicer have requested that the Financial Institutions, the Conduits, the Managing Agents and the Collateral Agent waive the "Specified Default" (as defined below) under the Receivables Purchase Agreement; and

               WHEREAS, the parties hereto have agreed to amend the Receivables Purchase Agreement and waive the Specified Default on the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Amendment to the Receivables Purchase Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 3 below, the Receivables Purchase Agreement shall be and hereby is amended as follows:

               a. Section 4.1 of the Receivables Purchase Agreement is hereby amended to add, at the conclusion of the first sentence thereof, the following:
"provided, however, that each Purchaser Interest of a Conduit which is funded through Pooled Commercial Paper shall accrue



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Yield at the applicable CP Rate for each day during each Accrual Period that any
Capital in respect of such Purchaser Interest is outstanding."

               b. Section 4.3(a) of the Receivables Purchase Agreement is hereby amended to delete the first sentence thereof in its entirety and to substitute therefor the following: "With consultation from each related Managing Agent, Seller shall from time to time request Tranche Periods for the Purchaser Interests (other than Purchaser Interests which are funded through Pooled Commercial Paper, the Tranche Periods for which shall be the same as the Accrual Period); provided, however, that no more than fifteen (15) Tranche Periods shall be outstanding at any one time.

               c. Exhibit I of the Receivables Purchase Agreement is hereby amended to add the following new definition in the appropriate alphabetical locations:

               "Pooled Commercial Paper" means Commercial Paper notes of a Conduit subject to any particular pooling arrangement by such Conduit but excluding Commercial Paper issued by a Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Conduit; provided, however, that if and to the extent that the Seller requests a Conduit to issue Commercial Paper notes with particular tranche periods and the related Managing Agent agrees to such request, such Commercial Paper notes shall not constitute Pooled Commercial Paper."

               d. The definition of "Broken Funding Costs" in Exhibit I of the Receivables Purchase Agreement is hereby amended to insert, after the phrase "remainder of the Tranche Periods", the following parenthetical: "(or, in the case of Purchaser Interests funded through Pooled Commercial Paper, the tranche periods for such Pooled Commercial Paper)".

               e. The definition of "CP Tranche Period" in Exhibit I of the Receivables Purchase Agreement is hereby amended to provide, at the conclusion thereof, the following: "provided, however, that the CP Tranche Period for any Purchaser Interest funded through Pooled Commercial Paper shall be (i) the date from which such Purchaser Interest ceases to be allocated to a CP Tranche Period pursuant to Section 1.2 until the last Business Day of the Accrual Period in which such CP Tranche Period ended and (ii) thereafter each Accrual Period."

               f. The definition of "CP Rate" in Exhibit I of the Receivables Purchase Agreement is hereby amended by inserting the following at the conclusion thereof:

        "Notwithstanding the foregoing, with respect to Purchaser Interests funded through Pooled Commercial Paper, the CP Rate for any CP Tranche Period means:

        (i) in the case of Liberty Street, the per annum rate equivalent to the weighted average cost (as determined by its Managing Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Pooled Commercial Paper maturing on dates other than those on which corresponding funds are received by Liberty Street, other borrowings by Liberty Street (other than under any commercial paper program support agreement) and any other costs associated with the issuance of Pooled Commercial Paper) of or related to the issuance of Pooled Commercial Paper that are allocated, in whole or in part, by Liberty Street or its



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        Managing Agent to fund or maintain its Purchaser Interests (and which may be also allocated in part to the funding of other assets of Liberty Street) during such CP Tranche Period; provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate" for Liberty Street for such Purchaser Interest for such CP Tranche Period, Liberty Street shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum; and

               (ii) in the case of PREFCO and Falcon, for each day during the related CP Tranche Period, the sum of (a) discount accrued on Pooled Commercial Paper of such Conduit on such day, plus (b) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper of such Conduit for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any receivables interest of such Conduit pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper, as calculated by its Managing Agent on the tenth
        (10th) Business Day immediately preceding each Settlement Date based on the aggregate amount of such costs for the applicable CP Tranche Period and the number of days during which Capital was outstanding during such period and notified to the Seller for each of PREFCO and Falcon, without the need to express such CP Rate as a per annum rate. In addition to the foregoing costs, if Seller shall request any Incremental Purchase during any period of time determined by the Agent in its sole discretion to result in incrementally higher costs of Pooled Commercial Paper applicable to such Incremental Purchase, the Capital of the Purchaser Interest associated with any such Incremental Purchase shall, during such period, be deemed to be funded by PREFCO and/or Falcon, as applicable, in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining the CP Rate applicable only to such special pool and charged each day during such period against such Capital; and

               (iii) with respect to any other Conduit which elects to fund Purchaser Interests through Pooled Commercial Paper, such rate as may be mutually agreed upon in writing by the Seller, such Conduit and such Conduit's Managing Agent and notified in writing to the other parties hereto."

               g. The definition of "Designated Obligor" in Exhibit I of the Receivables Purchase Agreement is hereby deleted in its entirety and the following new definition is substituted therefor:



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               "Designated Obligor" means Rite Aid or an Obligor indicated by the Collateral Agent to Seller in writing.(1)

               h. The definition of "Liquidity Termination Date" in Exhibit I of the Receivables Purchase Agreement is hereby amended to delete the words "June 23, 2000" and to substitute therefor the words "June 15, 2001".

               i. The definition of "Special Concentration Limit" in Exhibit I of the Receivables Purchase Agreement is hereby amended to add the following language immediately before the period at the end thereof:

               "; provided, further, that notwithstanding the foregoing, the Special Concentration Limit for Albertson's (American Stores and Osco Drug) and for Wal-Mart shall be the lesser of (i) the applicable percentage set forth above multiplied by the aggregate Outstanding Balance of Eligible Receivables (net of all Earned Discounts and quarterly volume rebates) at such time and (ii) $175,000,000."

               j. The definition of "Special Obligor" in Exhibit I of the Receivables Purchase Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

               "Special Obligor" means Albertson's (American Stores and Osco
Drug), CVS Corp., Wal-Mart and such other Special Obligors as may be designated by the managing Agents from time to time.

               k. Exhibit IV of the Receivables Purchase Agreement is hereby deleted in its entirety and the Exhibit IV attached as Schedule 1 hereto is substituted therefor.(2)

               2. Waiver. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereby agree to waive at all times prior to and including July 17, 2000, the Seller's failure to obtain a Collection Account Agreement with respect to the Collection Account at Bank of America, N.A. identified on Schedule 1 to this Amendment, as required by Sections 5.1(1), 7.1(j), 7.2(b) and 8.2(b) of the Receivables Purchase Agreement (the "Specified Default").

               3. Conditional Precedent. This Amendment shall become effective as of the date above written if and only if the Managing Agents have received:

               a. duly executed originals of this Amendment from each of the parties listed on the signature pages hereto; and


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(1) Please note that the effect of this change is to remove Receivables of Rite
Aid from the definition of "Eligible Receivable" by operation of clause (i)(c) thereof.

(2) Please note that Exhibit IV has been revised to delete the reference to the lock-box at Am South Bank and to include a reference to the new blocked account at Bank of America, N.A.


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               b. a duly executed Amended and Restated Fee Letter providing an increase to the Administration Fee set forth therein.

               4. Representations and Warranties of the Seller Parties. Each of the Seller Parties hereby represents and warrants as follows:

               a. This Amendment and the Receivables Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such Seller Party and are enforceable against such Seller Party in accordance with their terms.

               b. Upon the effectiveness of this Amendment, each Seller Party hereby reaffirms all representations and warranties made in the Receivables Purchase Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

               5.  Reference to and Effect on the Receivables Purchase Agreement

               a. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

               b. The Receivables Purchase Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Managing Agents, the Financial Institutions or the Collateral Agent, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

               6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of New York.

               7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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               IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                                    CGSF FUNDING CORPORATION, as the Seller

                                    By:_____________________________________
                                    Name:
                                    Title:

                                    McKESSON HBOC, INC., as the Servicer

                                    By:_____________________________________
                                    Name:
                                    Title:

                                    PREFERRED RECEIVABLES FUNDING
                                      CORPORATION, as a Conduit

                                    By:_____________________________________
                                             Authorized Signatory

                                    FALCON ASSET SECURITIZATION
                                      CORPORATION, as a Conduit

                                    By:_____________________________________
                                             Authorized Signatory

                                    BLUE RIDGE ASSET FUNDING CORPORATION, as a
                                    Conduit

                                    By: Wachovia Bank, N.A. as Attorney-In-Fact

                                    By:_____________________________________
                                    Name:
                                    Title:


                            Signature Page to Third Amendment and Second Waiver
                                                                to McKesson RPA

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                                    LIBERTY STREET FUNDING CORP., as a Conduit

                                    By:_____________________________________
                                    Name:
                                    Title:


                                    BANK ONE, NA (Main Office Chicago) (formerly known as The First National Bank of Chicago), as a Committed Purchaser for PREFCO and Falcon, a Financial Institution, a Managing Agent and as Collateral Agent

                                    By:_____________________________________
                                    Name:
                                    Title:


                                    WACHOVIA BANK, N.A., as a Committed
                                    Purchaser for Blue Ridge, a Financial
                                    Institution and a Managing Agent

                                    By:_____________________________________
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA, as a Committed
                                    Purchaser for Liberty Street, a Financial
                                    Institution and a Managing Agent

                                    By:_____________________________________
                                    Name:
                                    Title:


                            Signature Page to Third Amendment and Second Waiver
                                                                to McKesson RPA